UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2005

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At Registrant's Annual Meeting of Shareholders held on May 17, 2005, the common shareholders approved Registrant's 2005 Long-Term Incentive Plan (the "Plan"). The results of the shareholder voting on the Plan and the other proposals before the meeting are listed in Item 8.01 below. The Plan is attached hereto as Exhibit 10.1.

Item 8.01 Other Events.

Registrant held its Annual Meeting of shareholders on Tuesday, May 17, 2005. A total of 3,061,410,236 shares were represented in person or by proxy, or 86.76% of the total shares outstanding. The results of shareholder voting on the seven proposals presented were as follows:

MANAGEMENT PROPOSALS:

Proposal 1 - Shareholders elected the 16 Director nominees named in the Proxy Statement:

Name	For	Withheld
Hans W. Becherer	2,967,535,573	93,874,662
John H. Biggs	2,967,705,354	93,704,881
Lawrence A. Bossidy	2,948,891,706	112,518,531
Stephen B. Burke	2,962,903,499	98,506,738
James S. Crown	2,951,022,570	110,387,667
James Dimon	2,947,614,835	113,795,401
Ellen V. Futter	2,959,362,387	102,047,850
William H. Gray, III	2,932,157,361	129,252,875
William B. Harrison, Jr.	2,823,810,374	237,599,862
Laban P. Jackson, Jr.	2,948,926,753	112,483,484
John W. Kessler	2,961,885,632	99,524,603
Robert I. Lipp	2,968,430,807	92,979,429
Richard A. Manoogian	2,939,243,517	122,166,718
David C. Novak	2,915,245,640	146,164,597
Lee R. Raymond	2,943,206,564	118,203,672
William C. Weldon	2,967,596,426	93,813,812

There were no broker non-votes.

Proposal 2 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2005:

For	Against	Abstain
2,983,535,848	50,382,810	27,492,483
97.46% of voted	1.65% of voted	0.90% of voted
98.34% of votes for and against	1.66% of votes for and against

There were no broker non-votes.

Proposal 3 - Shareholders approved Registrant's 2005 Long-Term Incentive Plan:

For	Against	Abstain
1,517,207,626	968,939,077	39,520,047
60.07% of voted	38.36% of voted	1.56% of voted
61.03% of votes for and against	38.97% of votes for and against

There were 535,743,486 broker non-votes.

SHAREHOLDER PROPOSALS:

Proposal 4 - Shareholders did not approve the proposal to limit directors' terms to no more than six years:

For	Against	Abstain
128,690,989	2,354,951,275	41,989,490
5.10% of voted	93.24% of voted	1.66% of voted
5.18% of votes for and against	94.82% of votes for and against

There were 535,778,482 broker non-votes.

Proposal 5 - Shareholders did not approve the proposal to require that the Chairman of the Board have no management duties, titles or responsibilities:

For	Against	Abstain
993,304,167	1,492,064,078	40,314,723
39.33% of voted	59.08% of voted	1.60% of voted
39.97% of votes for and against	60.03% of votes for and against

There were 535,727,268 broker non-votes.

Proposal 6 - Shareholders did not approve the proposal to limit CEO compensation:

For	Against	Abstain
189,140,613	2,289,345,329	47,136,869
7.49% of voted	90.64% of voted	1.87% of voted
7.63% of votes for and against	92.37% of votes for and against

There were 535,787,425 broker non-votes.

Proposal 7 - Shareholders did not approve the proposal to recoup management bonuses:

For	Against	Abstain
934,964,943	1,534,555,007	56,079,136
37.02% of voted	60.76% of voted	2.22% of voted
37.86% of votes for and against	62.14% of votes for and against

There were 535,811,150 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Registrant's 2005 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 20, 2005

EXHIBIT INDEX

10.1 Registrant's 2005 Long-Term Incentive Plan.